FIRST FUNDS

Cash Reserve Portfolio

SUPPLEMENT DATED SEPTEMBER 30, 2004,
TO THE PROSPECTUS

DATED OCTOBER 28, 2003

The following information supplements and should be read in conjunction with the information provided in the Cash Reserve Portfolio’s Prospectus (“Prospectus”) dated October 28, 2003.

Effective July 7, 2004, the 12b-1 fees applicable to Class B shares of the Cash Reserve Portfolio were waived to 0.75%. Effective August 3, 2004, the 12b-1 fees applicable to the Class B shares of the Cash Reserve Portfolio were waived to .90%.   Because this waiver is voluntary, it may be removed at any time.

Therefore, footnote 13 on page 18 of the Prospectus should be deleted in its entirety and replaced with the following sentence:

“The 12b-1 fees applicable to Class B shares are currently being waived to 0.90%.  Because this waiver is voluntary, it may be removed at any time.”